Exhibit 32.2

DIRECT INSITE CORP.

CERTIFICATION OF PERIODIC REPORT

I, Lowell Rush, Chief Financial Officer of Direct Insite Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                The Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2015 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2015

/s/ Lowell M. Rush
Lowell M. Rush
Chief Financial Officer
(Principal Accounting Officer and
Principal Financial Officer)